SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 12, 2003
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                             AUTOCORP EQUITIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)



       000-15216                                            87-0522501
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(Commission File Number)                       (IRS Employer Identification No.)



                  1701 Legacy Dr., Suite 2200 Frisco, TX 75034
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               (Address of Principal Executive Offices) (Zip Code)


                                 (214) 618-6400
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)







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Item 5.  Other Events and Regulation FD Disclosure.

The  Company is filing  herewith  its press  release  dated  August 12,  2003 as
Exhibit 99.1 hereto issued in connection with the signing of a definitive Agreement and Plan of Merger with Pacific Auto Group, Inc.

Item 7.   Financial Statements and Exhibits.

         (c)      Exhibits.
                  --------

                  99.1     Press Release dated August 12, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                AUTOCORP EQUITIES, INC.


Dated:  August 12, 2003                          /s/ Kurt Baker
                                                --------------------------------
                                                Kurt Baker
                                                Vice President





























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                                  Exhibit Index


Exhibit Number          Description of Exhibit

99.1                    Press Release dated August 12, 2003




































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